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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006
                                                         -----------------

                            EQUITABLE FINANCIAL CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         United States                 0-51514              14-1941649
         -------------                 -------              ----------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)        Identification No.)

            113-115 North Locust Street, Grand Island, Nebraska 68801
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               (Address of principal executive offices) (Zip Code)

                                 (308) 382-3136
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
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(e)      On November 14, 2006, the stockholders of Equitable Financial Corp.
         (the "Company") approved the Equitable Financial Corp. 2006 Equity Incentive Plan (the "Plan"), under which 161,577 shares may be issued upon the exercise of stock options (consisting of both incentive stock options and non-statutory stock options) and 64,631 shares may be issued as restricted stock. Employees, officers and directors of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company's definitive proxy materials for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 2, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EQUITABLE FINANCIAL CORP.




Date:  November 15, 2006             By: /s/ Kim E. Marco
                                         -------------------------------
                                         Kim E. Marco
                                         Executive Vice President and
                                         Chief Financial Officer